                                           CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         4/30/98
                                                                                            Determination Date      5/12/98
                                                                                            Distribution Date       5/15/98



I.       All Payments on the Contracts                                                                               31,912,390.30
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                            221,344.70
III.     Repurchased Contracts                                                                                          577,349.09
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       481,662.89
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             225,670.60
VIII.   Transfers to the Pay-Ahead Account                                                                             (263,532.75)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $33,154,884.83
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
      (b)  Class A-1 Note Principal Distribution                                                             0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                      0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         154,510.58
      (b)  Class A-2 Note Principal Distribution                                                    27,043,805.72
            Aggregate Class A-2 Note Distribution                            228.55727980                            27,198,316.30

3.   (a)  Class A-3 Note Interest Distribution                                                         557,372.50
      (b)  Class A-3 Note Principal Distribution                                                             0.00
            Aggregate Class A-3 Note Distribution                             4.93250000                                557,372.50

4.   (a)  Class A-4 Note Interest Distribution                                                         366,216.67
      (b)  Class A-4 Note Principal Distribution                                                             0.00
           Aggregate Class A-4 Note Distribution                              5.01666667                                366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                         665,500.00
      (b)  Class A-5 Note Principal Distribution                                                             0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                                665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                         449,533.33
      (b)  Class A-6 Note Principal Distribution                                                             0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                                449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                         291,650.00
      (b)  Class A-7 Note Principal Distribution                                                             0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                                291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                         441,291.67
      (b)  Class A-8 Note Principal Distribution                                                             0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                                441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
      (b)  Class A-9 Note Principal Distribution                                                             0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                                321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
      (b)  Class A-10 Note Principal Distribution                                                            0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                                345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
      (b)  Class B Certificate Principal Distribution                                                        0.00
            Aggregate Class B Certificate Distribution                        5.45000000                                244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                              312,741.22
       (b)  Reimbursement of prior Monthly Advances                                                    456,692.06
               Total Servicer Payment                                                                                   769,433.28

13.  Deposits to the Reserve Account                                                                                  1,504,583.45

Total Distribution Amount                                                                                           $33,154,884.83
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  193,038.06
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     1,311,545.39
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              78,235.09
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  531,547.40
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                 $2,114,365.94
                                                                                                                 ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    5.598%                                                                        0.00
        (b) Class A-2 Notes    5.852%                                                                  154,510.58
        (c) Class A-3 Notes    5.919%                                                                  557,372.50
        (d) Class A-4 Notes    6.020%                                                                  366,216.67
        (e) Class A-5 Notes    6.050%                                                                  665,500.00
        (f) Class A-6 Notes    6.130%                                                                  449,533.33
        (g) Class A-7 Notes   @6.140%                                                                  291,650.00
        (h) Class A-8 Notes   @6.230%                                                                  441,291.67
        (i) Class A-9 Notes    6.320%                                                                  321,266.67
        (j) Class A-10 Notes   6.370%                                                                  345,041.67
                     Aggregate Interest on Notes                                                                      3,592,383.08
        (k) Class B Certificate6.540%                                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class A-7 Notes                                                                                   0.00
        (h) Class A-8 Notes                                                                                   0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                     0.00
        (b) Class A-2 Notes                                                   1.29840820               154,510.58
        (c) Class A-3 Notes                                                   4.93250000               557,372.50
        (d) Class A-4 Notes                                                   5.01666667               366,216.67
        (e) Class A-5 Notes                                                   5.04166667               665,500.00
        (f) Class A-6 Notes                                                   5.10833333               449,533.33
        (g) Class A-7 Notes                                                   5.11666667               291,650.00
        (h) Class A-8 Notes                                                   5.19166667               441,291.67
        (i) Class A-9 Notes                                                   5.26666667               321,266.67
        (j) Class A-10 Notes                                                  5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                3,592,383.08
        (k) Class B Certificates                                              5.45000000                                244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                            6,073,373.22
2.   Amount of Principal Prepayment Collected                                     675               20,057,338.42
3.   Amount of Liquidated Contract                                                11                   340,352.84
4.   Amount of Repurchased Contract                                               15                   572,741.24

       Total Formula Principal Distribution Amount                                                                   27,043,805.72

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                     0.00
        (b) Class A-2 Notes                                                                     0.2662491            31,683,645.05
        (c) Class A-3 Notes                                                                     1.0000000           113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000            73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000           132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000            88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000            57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000            65,000,000.00
        (k) Class B Certificates                                                                1.0000000            44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                      0.00
        (b) Class A-2 Notes                                                  227.25887160                            27,043,805.72
        (c) Class A-3 Notes                                                   0.00000000                                      0.00
        (d) Class A-4 Notes                                                   0.00000000                                      0.00
        (e) Class A-5 Notes                                                   0.00000000                                      0.00
        (f) Class A-6 Notes                                                   0.00000000                                      0.00
        (g) Class A-7 Notes                                                   0.00000000                                      0.00
        (h) Class A-8 Notes                                                   0.00000000                                      0.00
        (i) Class A-9 Notes                                                   0.00000000                                      0.00
        (j) Class A-10 Notes                                                  0.00000000                                      0.00
        (k) Class B Certificates                                              0.00000000                                      0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                     0.00
        (b) Class A-2 Notes                                                                     0.0389902             4,639,839.33
        (c) Class A-3 Notes                                                                     1.0000000           113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000            73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000           132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000            88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000            57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000            65,000,000.00
        (k) Class B Certificates                                                                1.0000000            44,895,285.54



          POOL DATA                                                                             Aggregate
-------------------------------
                                                                            No. of ContractsPrincipal Balance
1.   Pool Stated Principal Balance as of 4/30/98                                23,937        723,535,124.87

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      214                4,956,679.13    0.685%
              (b) 60-89 Days                                                      79                 1,967,539.44    0.272%
              (c) 90-119 Days                                                     46                 1,295,423.42    0.179%
              (d) 120 Days +                                                      143                5,568,665.76    0.770%


3.   Contracts Repossessed during the Due Period                                   7                   271,946.33

4.   Current Repossession Inventory                                               13                   478,118.54

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 11                   340,352.84
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     221,344.70
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   119,008.14

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      859,321.94

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            75                                  1,110,665.96

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.286%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               123.342



       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         1.250%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.  (a)  Average Net Loss Ratio                                 0.025%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.206%

3.  (a)  Servicer Replacement Percentage                        0.200%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                             312,741.22

2.   Servicer Advances                                                                                                  481,662.89

3.   (a)  Opening Balance of the Reserve Account                                                                     15,011,578.61
      (b)  Deposits to the Reserve Account                                                           1,504,583.45
      (c)  Investment Earnings in the Reserve Account                                                   68,906.38
      (d)  Distribution from the Reserve Account                                                    (2,114,365.94)
      (e)  Ending Balance of the Reserve Account                                                                     14,470,702.50

4.   Specified Reserve Account Balance                                                                               14,470,702.50

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      651,279.21
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               263,532.75
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (225,670.60)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      689,141.36

